Thorne HealthTech Investor Presentation December 2021 Exhibit 99.1

Safe Harbor Statements This presentation has been made available to you with the consent of Thorne for informational purposes only and for you to familiarize yourself with its business. This presentation is strictly confidential and may not be reproduced or redistributed in whole or in part, nor may its contents be disclosed to any other person or entity. Thorne requests that you keep any information it provides at this meeting confidential and that you do not disclose any of the information to any other parties without Thorne’s prior express written permission. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Thorne or any officer, director, employee, agent or advisor of Thorne. This presentation does not purport to be all inclusive or to contain all of the information you may desire in connection with your investigation of Thorne. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including Thorne’s business strategy and plans and objectives for future operation, are forward-looking statements. The words "anticipate," believe," "continue," "estimate," "expect," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements. Thorne has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs.  Forward-looking statements made in this presentation include statements about Thorne’s business, business strategy, products and services it may offer in the future; its ability to increase brand awareness, attract and retain customers and sell additional products and services to new and existing customers; its ability to convert customers into recurring subscribers; its ability to develop new products and services or improve existing products and services; its future financial performance, including trends in revenue, costs of revenue, gross profit, operating expenses and free cash flow; expectations about industry trends, such as a shift towards personalized healthcare and increasing demand for convenience; and many others. Forward-looking statements are subject to a number of risks and uncertainties and represent Thorne’s views as of the date of the presentation. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements. Thorne describes these and other risks and uncertainties in our registration statement on Form S-1 filed with the SEC on September 22nd, 2021. You should not rely on these statements as representing Thorne’s views in the future. Thorne undertakes no obligation or duty to update information contained in these forward-looking statements, whether as a result of new information, future events or otherwise Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Thorne’s own internal estimates and research. While Thorne believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While Thorne believes its internal research is reliable, such research has not been verified by any independent source. Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) and these figures are designed to supplement, and not substitute, Thorne’s financial information presented in accordance with GAAP. The non-GAAP measures as defined by Thorne may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Thorne’s future results will be unaffected by other unusual or nonrecurring items. See the Appendix for a reconciliation of each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. Thorne HealthTech 2

Thorne HealthTech Today’s Presenters Paul JacobsonCo-founder, Chief Executive Officer11 years @ Thorne HealthTech 4

Introducing Thorne HealthTech 5

To bring the scientific rigor of biotech and pharma to the prevention space and extend the length of time people can live healthier lives. Proprietary & Confidential Our Mission Thorne HealthTech

Thorne HealthTech Is Personalized, Scientific Wellness

Our Opportunity

Consumers spend hundreds of billions of dollars seeking wellness solutions with little scientific evidence they work

No company is bringing rigorous science to prevention, leading to an industry need for a scientific leader and a disruptor

Thorne HealthTech



Clinically tested, high quality nutritional supplements

Medical professionals and athletes trust and recommend



Education and testing to help consumers understand their needs

Identifying compounds for new indications

Onegevity Leveraging databases and AI to solve health questions

Thorne HealthTech 7

Our Vertically Integrated Platform

Today → Future Plans


THORNE

Thorne Supplements

- Premium, high-quality supplements
- Rigorous R&D process
- Comprehensive testing for quality control
- Powerful brand for health professionals and consumers


Gut Health
Test

Thorne Health Tests

- Health tests with comprehensive, personalized results
- Extensive portfolio includes sleep, stress, weight management, gut health, biological age, and more



Onegevity™ Services

- Health Intelligence as a Service to offer testing & analytics to enterprise clients
- AI & deep consumer health database together develop new products
- B2B revenue source performing detailed analysis for pharma, consumer products, etc.

Future Plans

Thorne HealthTech 7

Thorne Has Created a Trusted, Luxury Brand

THORNE


Luxury
Trust
MAYO CLINIC
USA RUGBY
Unilever
NSF
SPORT

Luxury
- Vertical Integration
- Premium Pricing
- Product Excellence
- Trend Setters
- Health as the New Wealth
- Personalization

Trust
- Our Ingredients Supported by Clinical Data or Medical Research
- Mayo Clinic Collaborator
- 45k Health Professionals
- 11 U.S. Olympic Teams
- 100+ Professional Sports Teams
- 4M+ Customers(1)

70 NPS

Outstanding NPS Score, Q1-Q3 2021

(1) 4 million customers as of 2018 – 2021 Q3.

Thorne HealthTech 8

Redefining Consumer Health and Wellness

1. Test

Convenient, test collections start customer health journey. Includes actionable health plan.

- 10 Health Tests
- 4 sample domains (blood, saliva, urine, stool)


Onegevity

2. Teach

Educational platform to assist and empower consumers.

- Take 5 Daily
- Quizzes and comprehensive test results
- Ask a health advisor


Onegevity


THORNE
Personalized Testing
Consumer Health Data + Molecular / Clinical Data
Product Innovation
ONEGEVITY

3. Transform

Premium nutritional solutions to optimize an individual's unique needs.

- 300+ nutritional supplement SKUs


THORNE

4. Iterate

Improved product formulations and personalized recommendations.

- 23 active clinical trials



Thorne HealthTech 9

Personalization Drives Scientific Wellness Demographics Purchase history Health profile ThorneHealthTech Recommendation Inputs Molecular portrait Content interactions Diet Activity Supplement Content Thorne HealthTech

Thorne HealthTech at a Glance Thorne HealthTech $138.5MM in 2020, up 35% over 2019 $135.4MM Q1-Q3 2021(2) Revenue $15.3MM in 2020, up 88% over 2019 $15.1MM Q1-Q3 2021(2) Adjusted EBITDA(1) 7.6x LTV / CAC Ratio for direct-to-consumer (DTC) customers in 2020 Marketing / Brand Highlights 70 NPS 2021 Q1-Q3, Higher customer satisfaction and robust set of products Adjusted EBITDA is a non-GAAP measure; refer to the Appendix for reconciliation to the most directly comparable GAAP figure. Unaudited. 32% YoY in Q1-Q3 2021 vs Q1-Q3 2020(2)

Fundamental Business Attributes Thorne HealthTech

Investment Highlights Large, growing addressable market with powerful tailwinds Thorne has created a trusted, luxury brand Redefining consumer health and wellness Scalable business model / Differentiated channel strategy Integrated business model across entire value chain Experienced, science-driven team with proven track record Thorne HealthTech

Thorne HealthTech Large, Growing Addressable Markets with Powerful Tailwinds https://www.marketsandmarkets.com/Market-Reports/point-of-care-diagnostic-market-106829185.html; $29.5B in 2020. 11.4% projected CAGR from 2020-2025.  https://www.bccresearch.com/market-research/biotechnology/drug-discovery-technologies-report.html. $69.8B in 2020. 9.6% projected CAGR from 2020-2025. https://www.fnfresearch.com/digital-health-market. $84.1B in 2019. 14.8% projected CAGR from 2019-2026. https://www.fnfresearch.com/dietary-supplements-market-by-type-vitamins-amino-acid-1155. $167.8B in 2019. 9.0% projected CAGR from 2019-2026. COVID has shown preventive measures save lives at scale Consumers want a holistic, and natural approach to health and managing chronic disease Healthcare is moving to the home Global TAM over $350B with CAGRs over 9% for the next 5 years 11.4% 9.6% 14.8% 9.0% 5-Year CAGR % Drug Discovery Technologies2 $29.5B Clinical Testing1 $69.8B $167.8B Nutritional Supplements4 $84.1B Digital Health3

Scalable Business Model / Differentiated Channel Strategy

Thorne HealthTech

	Consumers	Professional/B2B
Customer:	Thorne DTC Amazon DTC	Health Professionals, Hospitals, Athletes, International, B2B
Business Model:	E-Commerce Subscriptions (34%)[1]	E-Commerce / Sales Force / Distributors / Biz Dev
Go-to-market Strategy:	Amazon, Thorne.com	Sales Force, Thorne.com, Performance Partnerships, CPG and Pharma Companies
% of 2021 Q1-Q3 Total Sales:	40%	60%

Representative Research Partners and Performance Collaborations

MAYO CLINIC · Unilever · TETRA BIO-PHARMA · KYOWA · UFC

1. Represents subscription revenue as a % of total DTC sales in Q3 2021.

Thorne HealthTech 15

Thorne HealthTech Integrated Business Model Across Entire Value Chain 23 scientists and engineers AI-driven analytics of multi-omic database New compounds / products / Indications Data-driven R&D Manufacturing Distribution / E-commerce Customer engagement / brand marketing Data analytics / Health analysis New state-of-the-art manufacturing facility opened in 2019 Strong control of product quality Sourcing highest quality ingredients Multi-omic analysis of testing results Dedicated salesforce and individual ordering websites for medical professionals Thorne Website Amazon Quick delivery & results Highly attractive LTV/CAC Luxury brand approach Targeted marketing Rapid scaling and continual optimization Clinical Testing

Experienced, Science-Driven Team with Proven Track Record



Paul Jacobson
Co-founder, Chief Executive Officer
11 years @ Thorne HealthTech

Goldman Sachs
Progenics Pharmaceuticals



Tom McKenna
Chief Operating Officer
11 years

Bristol Myers Squibb



Will McCamy
President
11 years

Metagenics



Scott Wheeler
Chief Financial Officer
10 years

Monterey Gourmet Foods



Michelle Crow
Chief Marketing Officer
9 years

NYU
Duke University



Nathan Price, Ph.D.
Chief Executive Officer, Onegevity
1 year

ISB
UC San Diego



Scott Hurth
Chief Technology Officer
7 years

amazon



Bodi Zhang, M.D., Ph.D.
Chief Science Officer
8 years

Tufts University
Harvard University



Stephen Phipps, Ph.D.
Chief Innovation Officer
6 years

ND, Private Medical Practice



La Vonda Williams
CFO, Onegevity
2 years

Goldman Sachs



Chris Mason, Ph.D.
Scientific Advisor

Weill Cornell Medicine
Yale University



Joel Dudley, Ph.D.
Scientific Advisor,
Chief Scientific Officer, Tempus

Mount Sinai
Stanford University

Thorne HealthTech 17

Growth Drivers and Initiatives Thorne HealthTech

Overview of Key Growth Initiatives and Opportunities Increase Brand Awareness Expand Strategic and Cross Industry Relationships New Products / Innovations Further Expand into International Markets Thorne HealthTech Selectively Pursue Acquisitions

Increase Brand Awareness to Capitalize on Growing Demand for Scientific Wellness


personalized, scientific wellness.
Healthy aging inspired by science

Increase marketing spend	• Historical spend under 10% of sales • Up to 14.8% for Q1-Q3 2021 • Brand campaign has historically increased daily sales by 25%
Onboard new partners and influencers	• Mayo Clinic, USA Teams, Performance organizations, Crossfit
Focus on our key theme: healthy aging	• Further expand our aging related system, including biological age and cognitive health tests and supplements
Expand education programs	• Take 5 Daily is our #1 new customer acquisition channel • Increase online visibility via owned content for those seeking health education
General Stats	• 55.3% YoY DTC customer growth • Highly attractive LTV/CAC, first quarter profitable on new customer acquisitions in 6 of last 7 quarters

Thorne HealthTech 20

Clinical Research Studies Support Brand and Partnerships

35 trials[1]	8 trials[2]	2 trials[3]	2 trials[4]


THORNE
Meriva 500-SF
DIETARY SUPPLEMENT
THORNE
Quercetin Phytosome
DIETARY SUPPLEMENT
THORNE
NiaCel 400
DIETARY SUPPLEMENT
THORNE
Crucera-SGS
DIETARY SUPPLEMENT

More than 30 clinical trials supporting a healthy inflammatory response in the body	Mitigates damage caused by oxidative stress from illness	For healthy aging, supports cellular energy, repair, and metabolism	Antioxidant that provides long-lasting cell protection from free radical damage

Ongoing trials

We are currently participating in 23 ongoing trials. Our goal in the future is to continue to conduct similar trials, either by ourselves or in partnership with our collaborators

Clinical research enables us to:

- Validate the safety and efficacy of new ingredients
- Expand the indications of existing products
- Develop novel testing systems for new health conditions

New customer acquisition

Clinical research drives new customer acquisition with health professionals and drives trial of our new, unique products. To date, our clinical research supports more than 45 of our products.

1. There have been 35 clinical studies to date on Meriva 500-SF. We have participated in eight studies, five completed and three ongoing, including one pediatric study on liver health.
2. Quercetin Phytosome is undergoing work through Mayo Clinic, which is currently exploring quercetin for healthy aging. There have been two completed trials and six ongoing trials focusing on Quercetin Phytosome.
3. NiaCel is intended as a platform for aging and as a supporter of Nicotinamide adenine dinucleotide levels within the body. Currently, two trials are planned to further understand the ability to increase NAD levels.
4. Crucera, a patented broccoli extract that delivers glucoraphanin, is a precursor to the NRF2 activator, sulforaphane. There has been one completed trial regarding aging and inflammation in the skin and there is one ongoing trial studying sulforaphane's bioavailability.

Thorne HealthTech 21

Expand Strategic and Cross Industry Relationships 100+ Sports Teams 1000s Pro Athletes Performance Sponsorships Onegevity Research Engagements and Collaborations Thorne HealthTech 11 U.S. Olympic Teams

Evidence Based Product Innovation Thorne HealthTech Big Data  Mining Microbiome Analysis Analysis of Sample Collection Attributes Rationale Onegevity Input Thorne Output Timing Biological Age Biomarkers Biological Age Test and recommendations Advanced Nutrients w/ NR Gut Health Test Prebiotic+ Quercetin Phytosome  Drawbridge blood draw system Stool sample collection wipes Developed test to translate biomarkers into a score Based on unique patients with NAD+ level deficiencies Diagnose gut health composition to recommend interventions From a microbiome subtype that didn’t respond to existing products Significantly elevated levels of oxidative stress associated with cognitive decline Easier in home testing will drive consumer adoption In the market In the market In the market In the market In the market  Future

Thorne Biological Age & Gut Health Tests

Thorne Biological Age Test


45 Global Age
50 Chronological Age
48 Metabolic Age
50 Chronological Age
49 Lipid Age
50 Chronological Age
46 Immune Age
50 Chronological Age

Science-backed
- Clinically-validated correlations with disease risks
- Health program shows ability to lower biological age

Personalized
- 36 clinically-validated blood biomarkers measuring metabolic health, inflammation, and toxin bioaccumulation

Thorne Gut Health Test


Gut Health Test

- Microbiome is composed of as many bacteria cells as human cells, and plays a critical role in human health
- Thorne analyzes individual gut bacteria composition
- Identifies specific nutrients and pre- or pro-biotics to address deficiencies or overpopulated bacteria strains

Thorne HealthTech 24

Next Generation Microbiome Wipe to Improve Customer Experience Global patent application pending Aim to launch in Q1 2022

Long-Term Growth Targets[1]

% of Sales	2019A	2020A	2020 Q1-Q3	2021 Q1-Q3		Long-Term Target[1]
Revenue Growth Rate		35%		32%		30+%
Gross Margins	44%	47%	46%	53%	→	56-58%
Marketing	10%	8%	6%	15%		16-17%
Adj. EBITDA Margin[2]	8%	11%	14%	11%		18-20%

1. These are not projections; they are long-term growth targets, are forward-looking, are subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the control of the company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary, and these variations may be material. For discussion of the important factors that could cause variations from these long-term growth targets, please consult the Risk Factors section of S-1 filed with the SEC on September 22nd, 2021. Nothing in this presentation should be regarded as a representation by any person that these long-term growth targets will be achieved, and the company undertakes no duty to update this information.
2. Adjusted EBITDA is a non-GAAP measure; refer to the Appendix for reconciliation to the most directly comparable GAAP figure.

Thorne HealthTech 26

Thorne HealthTech Why Thorne HealthTech Can Transform Human Health . Supplements aren't created equal: The quality of our products, controlled through our US-supply chain, is recognized by industry leaders and influencers as among the best. Patients are demanding preventive solutions, not just sick-care. Patients trust their doctors, and doctors trust Thorne, with a high NPS and retention rate. Our growth has demonstrated that precision prevention will be embraced by doctors and consumers. Personalization enables healthy aging platform across the entirety of customer journey and drives improved outcomes

Thank You Thorne HealthTech

Appendix Thorne HealthTech

Key Financial Highlights Thorne HealthTech Sales composition  Gross margin overview EBITDA margin overview

Sales Composition by Channel Over Time Thorne HealthTech COMPOSITION OF SALES BY CHANNEL ($MM) Professional/B2B DTC 35% Total Growth 32% Total Growth

Thorne HealthTech Gross Margin (%) Healthy Gross Margins with Room to Expand Gross margins continue to improve due to operational improvement and higher average sales price 2018 - 2019 plant startup and associated inefficiencies 2020 - 2021 productivity gains and fixed cost leverage Gross Profit ($MM) $47.4 $71.7 $44.7 $64.8 53% 45% YoY Growth 51% YoY Growth 2019A 2020A 2020 Q1-Q3 2021 Q1-Q3 44% 47% 46% 53%

Thorne HealthTech Adj. EBITDA ($MM) Strong Adjusted EBITDA Margins(1) Adjusted EBITDA amounts and margins increased because of: Strong sales growth Gross margin improvements from cost leverage and operating efficiencies, such as fewer changeovers from longer production runs Significant operating leverage from operating expenses other than marketing and R&D 2021 operating leverage more than offset significant increases in marketing expenditure Adj EBITDA Margin (%) 14% 11% 8% 11% Growth % (1) Adjusted EBITDA is a non-GAAP measure; refer to the Appendix for reconciliation to the most directly comparable GAAP figure.. 88% Total Growth 9% Total Growth

EBITDA and Adj. EBITDA Calculation Thorne HealthTech